UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 2, 2015

CORMEDIX INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34673	20-5894890
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1430 U.S. Highway 202, Suite 200, Bedminster, NJ		07921
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (908) 517-9500
745 Route 202-206, Suite 303, Bridgewater, NJ 08807
(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 3, 2015, we entered into a backstop agreement with an existing institutional investor, Manchester Securities Corp., an affiliate of Elliott Associates, L.P., pursuant to which Manchester has agreed to lend us, at our request, up to $4,500,000 less the dollar amount of gross proceeds received by us upon the exercise of warrants to purchase common stock issued in connection with our initial public offering on or before April 30, 2015, provided that the loan may not exceed $3,000,000.  We may access this financing until April 30, 2015.  To access the loan, we must meet customary conditions.

In connection with the backstop financing, we extended to April 30, 2015 the expiration date for our publicly traded warrants for which the resale of the common stock underlying the warrants has not yet been registered, which warrants were issued to bridge investors in 2010 prior to  our initial public offering.  We are providing this extension to allow us time to register the resale of the shares underlying those warrants.

In consideration for the backstop financing, we issued to Manchester a warrant, exercisable for five years, to purchase 200,000 shares of our common stock at a per share exercise price of $7.00, and we extended by one year to March 24, 2016, the expiration date of a warrant that Manchester holds to purchase 390,720 shares of common stock at a per share exercise price of $3.4375.  We also agreed to correct erroneous wording contained in the amended and restated warrant that we issued to Manchester in September 2014 to purchase 500,000 shares of our common stock, which amendment was immaterial and did not affect the terms of the warrant.

Manchester will be prohibited from exercising any of the warrants and the note, if issued, if, as a result of such exercise, it, together with its affiliates, would own more than 9.99% of the total number of shares of our common stock then issued and outstanding.   Manchester may waive the ownership limitation, provided that any such waiver will be effective 61 days after notice is delivered to us.

We also granted Manchester the right for as long as it or its affiliates hold any of our common stock or securities convertible into our common stock the right to appoint up to two members to our Board of Directors and/or to have up to two observers attend Board meetings in a non-voting capacity.

We also entered into a registration rights agreement with Manchester whereby Manchester can demand that we register the shares issuable upon exercise of the new and amended warrants, and shares issuable upon conversion of the note, if issued.

The new warrant, the two amended warrants, the registration rights agreement and the backstop agreement are filed herewith as Exhibits 4.1, 4.2, 4.3, 4.5 and 10.1, respectively, and are incorporated herein by reference.  The foregoing descriptions of the backstop agreement, the registration rights agreement and the warrants are not complete and are qualified in their entirety by reference to the respective exhibits.

A description of the form of note is set forth in Item 2.03 hereof.

The warrants were issued in a transaction exempt from registration under the Securities Act of 1933, as amended, in reliance on Section 4(2) thereof.

On March 3, 2015, we retained Evercore Group, L.L.C., as our financial advisor to explore strategic alternatives, in order to accelerate the global development of our product Neutrolin® catheter lock solution and maximize shareholder value.

On March 4, 2015, we issued a press release reporting the transactions described in this Item 1.01 and the other items in this Current Report.  A copy of that press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The note, if issued, will be our unsecured senior obligation. The note will bear interest at the rate of 6.0% per annum. The note will have a term of five years.  We may prepay the note beginning one year after its issuance.

 The note and any accrued interest thereon will be convertible at the election of Manchester into shares of our common stock.  The conversion price will be the lower of (i) 80% of the closing price on the day preceding the issuance date of the note, and (ii) 80% of the average of the seven dollar volume-weighted average price immediately prior to the issuance date of the note.  The conversion price will be subject to appropriate adjustment in the event of stock dividends and distributions, stock splits, stock combinations, or reclassifications affecting our common stock.

Manchester will be prohibited from converting the note if, as a result of such conversion, it, together with its affiliates, would beneficially own more than 9.99% of the total number of shares of our common stock then issued and outstanding.  Manchester may waive the ownership limitation, provided that any such waiver will be effective 61 days after notice is delivered to us.

The form of note is attached hereto as Exhibit 4.4 and is incorporated herein by reference.  The foregoing description of the note is not complete and is qualified in its entirety by reference to Exhibit 4.4.

We will report in fuller detail the terms of the note in the event we access the financing and issue the note.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

We previously reported that we had received a notice from the NYSE MKT that, based on our Form 10-Q for the quarter ended March 31, 2014, filed on May 15, 2014 with the Securities and Exchange Commission, we did not meet continued listing standards of the NYSE MKT as set forth in Part 10 of the Company Guide.  On Monday, March 2, 2015, the NYSE MKT notified us that we had regained compliance with the NYSE MKT listing requirements because, as of February 26, 2015, we qualified for the market capitalization exception in Section 1003(a) of the NYSE MKT Company Guide.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

On March 2, 2015, our Board of Directors approved an extension to April 30, 2015 of the expiration date for our publicly traded warrants for which the resale of the common stock underlying the warrants has not yet been registered, which warrants were issued to bridge investors in 2010 prior to  our initial public offering.  We are providing this extension to allow us time to register the resale of the shares underlying those warrants.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

4.1	Warrant issued March 3, 2015.

4.2	Amended and Restated Warrant originally issued May 30, 2013.

4.3	Amended and Restated Warrant originally issued March 24, 2010.

4.4	Form of Convertible Note.

4.5	Registration Rights Agreement, dated March 3, 2015, by and between CorMedix Inc. and Manchester Securities Corp.

10.1	Backstop Agreement, dated March 3, 2015, by and between CorMedix Inc. and Manchester Securities Corp.

99.1	Press release dated March 4, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORMEDIX INC.

March 4, 2015	By:	/s/ Randy Milby
Randy Milby
Chief Executive Officer